Exhibit 99(b)          BANK ONE CORPORATION LINE OF BUSINESS DETAIL*    03/20/00

                                 ----------------------------------------------      ----------------------------------------------
Income Statement ($ millions)     1Q98      2Q98      3Q98      4Q98      1998        1Q99      2Q99      3Q99      4Q99      1999
Balance Sheet ($ billions)       ----------------------------------------------      ----------------------------------------------
-------------------------------------------------------------------------------      ----------------------------------------------
Commercial Banking
-----------------------
Net interest income FTE          $  671    $  686    $  725    $  759    $2,841      $  722    $  756    $  758    $  791    $3,027
Provision                            98        96       102       108       404         105       108       110       114       437
Noninterest income                  591       671       397       410     2,069         582       605       575       618     2,380
Noninterest expense                 734       759       707       702     2,902         754       711       687       765     2,917
Net Income                          289       339       223       267     1,118         315       373       371       388     1,447


Return on equity                    16%       19%       12%       14%       15%         18%       21%       21%       22%       20%
Efficiency ratio                    58%       56%       63%       60%       59%         58%       52%       52%       54%       54%

Average loans                    $ 74.0    $ 77.7    $ 77.2    $ 79.1    $ 77.0      $ 80.0    $ 81.6    $ 83.7    $ 87.1    $ 83.1
Average assets                    111.5     114.0     112.8     114.2     113.1       116.2     116.2     116.6     122.7     117.9
Average deposits                   39.7      40.4      40.6      44.1      41.2        46.1      46.1      45.9      47.8      46.5
Average common equity               7.3       7.3       7.3       7.5       7.3         7.1       7.2       7.1       7.1       7.2
-------------------------------------------------------------------------------      ----------------------------------------------
-------------------------------------------------------------------------------      ----------------------------------------------
Credit Card
-----------------------
Net interest income FTE          $1,499    $1,521    $1,626    $1,811    $6,457      $1,801    $1,786    $1,736    $1,572    $6,895
Provision                           862       832       791       789     3,274         840       898       922       933     3,593
Noninterest income                  320       314       436       558     1,628         417       507       456       478     1,858
Noninterest expense                 620       688       767       979     3,054         927       875       827       815     3,444
Net Income                          218       203       340       416     1,177         303       338       289       205     1,135

Return on O/S (ROO) pretax         2.3%      2.2%      3.4%      3.6%      2.9%        2.6%      3.0%      2.5%      1.7%      2.5%
Return on equity                    17%       15%       24%       26%       21%         20%       22%       18%       13%       18%
Efficiency ratio                    34%       37%       37%       41%       38%         42%       38%       38%       40%       39%
Managed net charge-off ratio      6.05%     6.11%     5.43%     4.79%     5.57%       4.89%     5.25%     5.33%     5.45%     5.23%

Average loans                    $ 58.5    $ 58.2    $ 59.1    $ 66.2    $ 60.5      $ 69.1    $ 68.9    $ 69.2    $ 68.7    $ 69.0
Average assets                     63.9      63.6      63.7      71.5      65.7        75.2      75.4      75.3      75.2      75.3
Average common equity               5.2       5.3       5.6       6.3       5.6         6.2       6.2       6.2       6.2       6.2
-------------------------------------------------------------------------------      ----------------------------------------------
-------------------------------------------------------------------------------      ----------------------------------------------
Retail
-----------------------
Net interest income FTE          $1,101    $1,073    $1,062    $1,057    $4,293      $1,083    $1,085    $1,102    $1,119    $4,389
Provision                           125       120       104       108       457         133        83        83       116       415
Noninterest income                  469       462       505       484     1,920         463       448       433       375     1,719
Noninterest expense               1,055     1,058     1,027     1,074     4,214       1,034       977       994       999     4,004
Net Income                          249       231       295       249     1,024         255       307       298       258     1,118

Return on equity                    22%       20%       25%       21%       22%         22%       26%       25%       22%       24%
Efficiency ratio                    67%       69%       66%       70%       68%         67%       64%       65%       67%       66%

Average loans                    $ 63.4    $ 61.9    $ 61.5    $ 61.9    $ 62.2      $ 64.0    $ 65.0    $ 66.9    $ 68.8    $ 66.2
Average assets                     69.3      67.7      66.2      66.7      67.5        70.7      71.6      73.6      75.1      72.8
Average deposits                   93.4      93.8      91.1      91.3      92.4        90.9      89.2      88.5      87.6      89.0
Average common equity               4.6       4.6       4.6       4.6       4.6         4.7       4.7       4.8       4.7       4.7
-------------------------------------------------------------------------------      ----------------------------------------------

* Data on a managed basis adjusted for one-time
  items and recent allocation / methodology changes.
  See 3/17/2000 Form 10-K for definitions and     Prepared by Investor Relations
  methodologies. May not add due to rounding.                        Page 2 of 3

Exhibit 99(b)    BANK ONE CORPORATION LINE OF BUSINESS DETAIL*           3/20/00

                                 ----------------------------------------------      ----------------------------------------------
Income Statement ($ millions)     1Q98      2Q98      3Q98      4Q98      1998        1Q99      2Q99      3Q99      4Q99      1999
Balance Sheet ($ billions)       ----------------------------------------------      ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Other Activities
----------------
Net interest income FTE           $  36    $   37    $   35    $   36    $  144      $   25    $   13    $   (1)   $   (9)   $   28
Provision                             0         0         0         0         0           0         0         0         0         0
Noninterest income                   54        77       100        78       309         136        97        57        48       338
Noninterest expense                  19        29        23        42       113          32        48        63        50       193
Net Income                           54        65        91        56       266          96        50         5        (3)      148

Average assets                    $30.4    $ 32.2    $ 32.6    $ 35.1    $ 32.6      $ 35.2    $ 35.0    $ 36.2    $ 38.3    $ 36.2
Average common equity               0.7       0.6       0.6       0.6       0.6         0.8       0.8       0.8       0.8       0.8
-------------------------------------------------------------------------------      ----------------------------------------------
-------------------------------------------------------------------------------      ----------------------------------------------
Corporate/Unallocated
---------------------
Net interest income FTE           $  15    $   24    $   37    $   17    $   93      $   32    $   18    $   46    $   22    $  118
Provision                           (88)      (25)      (54)      (54)     (221)        (49)      (14)        0       (44)     (107)
Noninterest income                   52        70         8        14       144          25        49        44        60       178
Noninterest expense                   5         2        15        11        33          (9)       14        12        43        60
Net Income                           99        76        56        52       283          77        44        51        56       228

Average common equity             $ 0.9    $  1.5    $  2.1    $  1.2    $  1.4      $  1.5    $  1.9    $  1.2    $  1.1    $  1.4
-------------------------------------------------------------------------------      ----------------------------------------------
-------------------------------------------------------------------------------      ----------------------------------------------
Net Income by LOB
-----------------
Commercial Banking                $ 289    $  339    $  223    $  267    $1,118      $  315    $  373    $  371    $  388    $1,447
Credit Card                         218       203       340       416     1,177         303       338       289       205     1,135
Retail                              249       231       295       249     1,024         255       307       298       258     1,118
Other Activities/Unalloacated       153       141       147       108       549         173        94        56        53       376
                                  -------  -------   -------   -------   -------     -------   -------   -------   -------   -------
Total Operating                     908       915     1,006     1,041     3,869       1,046     1,112     1,014       904     4,076

Merger-related & unusual items       25       (20)       49      (815)     (761)        105      (120)      (89)     (493)     (597)
                                  -------  -------   -------   -------   -------     -------   -------   -------   -------   -------
Total Corporation                   933       895     1,054       226     3,108       1,151       992       925       411     3,479

Investment Management                70        73        81        82       306          87       134       114       122       457
(Included above)
-------------------------------------------------------------------------------      ----------------------------------------------
-------------------------------------------------------------------------------      ----------------------------------------------
Investment Mgmt (memo)
----------------------
Total revenue                     $ 347    $  367    $  373    $  405    $1,492      $  439    $  460    $  427    $  442    $1,768
Provision                             0         0         0         1         1           0         0         1         1         2
Noninterest expense                 239       251       253       284     1,027         308       256       251       261     1,076
Net Income                           70        73        81        82       306          87       134       114       122       457

Assets under management           $94.2    $102.4    $116.0    $122.3    $108.8      $124.8    $124.6    $125.1    $126.0    $125.1

Net income attribution
Commercial Banking                $  58    $   59    $   56    $   43    $  216      $   59    $   90    $   81    $   85    $  315
Credit card                           0         2        11        25        38          15        27        20        25        87
Retail                               12        12        14        14        52          13        17        13        12        55
                                  -------  -------   -------   -------   -------     -------   -------   -------   -------   -------
Total                                70        73        81        82       306          87       134       114       122       457
-------------------------------------------------------------------------------      ----------------------------------------------

* Data on a managed basis adjusted for one-time items and recent allocation / methodology changes.
  See 3/17/2000 Form 10-K for definitions and     Prepared by Investor Realtions
  methodologies. May not add due to rounding.                        Page 3 of 3